August 6th, 2015 3rd Quarter Conference Call Private & Confidential

2 Agenda  Quarterly Overview & Operating Highlights Omar Asali, President and CEO  Financial Highlights Tom Williams, Chief Financial Officer (NYSE: HRG)

Safe Harbor Disclaimer 3 Limitations on the Use of Information. This company overview has been prepared by HRG Group Inc. (the “Company” or “HRG”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to the Company or any of its affiliates or any other purpose. This information is subject to change without notice and should not be relied upon for any purpose. Neither the Company nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. In furnishing this information and making any oral statements, neither the Company nor any of its affiliates undertakes any obligation to provide the recipient with access to any additional information or to update or correct such information. The information herein or in any oral statements (if any) are prepared as of the date hereof or as of such earlier dates as presented herein; neither the delivery of this document nor any other oral statements regarding the affairs of Company or its affiliates shall create any implication that the information contained herein or the affairs of the Company or its affiliates have not changed since the date hereof or after the dates presented herein (as applicable); that such information is correct as of any time subsequent to its date; or that such information is an indication regarding the performance of the Company or any of its affiliates since the time of the Company’s or such affiliates latest public filings or disclosure. These materials and any related oral statements are not all- inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Special Note Regarding Forward-Looking Statements. This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the integration or any other benefits of the Armored AutoGroup acquisition, any transaction involving FGL, and the achievement of any expected benefits of such transaction, expected dividends from our subsidiaries, our or our subsidiaries' capital needs and potential acquisitions, dispositions or other transactions by us or our subsidiaries, expectations with respect to foreign exchange rates and commodity prices and expectations regarding our common stock buyback program, for which the manner of purchase, the number of shares to be purchased and the timing of purchases will be based on the price of HRG's common stock, general business and market conditions and applicable legal requirements, and is subject to the discretion of HRG's management. Generally, forward-looking statements include information concerning possible or assumed future distributions from subsidiaries, other actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such statements. These statements are based on the beliefs and assumptions of HRG's management and the management of HRG's subsidiaries (including target businesses). Factors that could cause actual results, events and developments to differ include, without limitation: the integration or any other benefits of the Armored AutoGroup acquisition; the ability to reach a transaction agreement involving FGL, and the achievement of any expected benefits of such transaction; the ability of HRG's subsidiaries (including, target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions; the decision of HRG subsidiaries' boards to make upstream cash distributions, which is subject to numerous factors such as restrictions contained in applicable financing agreements, state and regulatory restrictions and other relevant consideration as determined by the applicable board; HRG's liquidity, which may be impacted by a variety of factors, including the capital needs of HRG's current and future subsidiaries; capital market conditions; commodity market conditions; foreign exchange rates; HRG's and its subsidiaries' ability to identify any suitable future acquisition or disposition opportunities, including realizing such transaction's expected benefits, efficiencies/cost avoidance or savings, income and margins, growth, economies of scale, streamlined/combined operations, economic performance and conditions to, and the timetable for, completing applicable financial reporting requirements; litigation; potential and contingent liabilities; management's plans; changes in regulations; taxes; and the risks that may affect the performance of the operating subsidiaries of HRG and those factors listed under the caption “Risk Factors” in HRG's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Neither HRG nor any of its affiliates undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results, except as required by law. Non-U.S. GAAP Measures. Management believes that certain non-U.S. GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Reconciliations of such measures to the most comparable U.S. GAAP measures are included herein. Adjusted EBITDA is a non-GAAP financial measure used in our Consumer Products (“Adjusted EBITDA - Consumer Products”) and Energy (“Adjusted EBITDA - Energy”) segments and one of the measures used for determining Spectrum Brands and Compass’ debt covenant compliance. “Insurance AOI” is a non-US GAAP financial measure frequently used throughout the insurance industry and is an economic measure the Insurance segment uses to evaluate financial performance each period. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) represent net income adjusted to exclude interest expense, income taxes and depreciation, depletion and amortization. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period and other non-recurring operating items, accretion of discount on asset retirement obligations, non-cash changes in the fair value of derivatives, non-cash write-downs of assets, and stock- based compensation. Adjusted EBITDA is a metric used by management and frequently used by the financial community and provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. Computations of EBITDA and Adjusted EBITDA may differ from computations of similarly titled measures of other companies due to differences in the inclusion or exclusion of items in our computations as compared to those of others. Insurance AOI is calculated by adjusting the Insurance segment’s net income to eliminate (i) the impact of net investment gains, including other-than-temporary impairment losses recognized in operations, but excluding gains and losses on derivatives; (ii) the effect of changes in the rates used to discount the FIA embedded derivative liability; (iii) the impact of certain litigation reserves; and (iv) impairments and bad debt expense from subsidiaries. All adjustments to Insurance AOI are net of the corresponding value of business acquired, deferred acquisition costs and income tax impact related to these adjustments as appropriate. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations and together with net income, we believe Insurance AOI provides meaningful financial metric that helps investors understand our underlying results and profitability. We exclude the impact of foreign currency loses of $63.6 million and the net investment gains (losses) on the measure of revenue growth of the quarter, which is based on a non-GAAP financial measure. While these adjustments are an integral part of the overall performance of the business, macroeconomic factors and volatility caused by portfolio repositioning and derivative movements can overshadow the underlying performance. We believe this measure assists in understanding the trends in our business. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace U.S. GAAP financial results and should be read in conjunction with those U.S. GAAP results. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions.

Quarterly Overview & Operating Highlights Omar Asali Private & Confidential

Consolidated operating results this quarter were in-line with our expectations Solid overall revenue growth on a currency- consistent basis, with progress made on key initiatives at our subsidiaries 5 HRG Summary  Solid results this quarter overall  Organic growth is being supplemented by the successful integration of recent M&A  Strategic actions underway to improve our position for value creation  We remain focused on: —Allocating our capital with maximum efficiency —Delivering results in our key platforms — Increasing net asset value

HRG State of the Business 6 Consumer Products Asset Management Energy Other Insurance & Reinsurance  AAG acquisition has closed; creates profitable new vertical  Currency- consistent organic growth  Continue to expect record Fiscal 2015 1. Debt held at HRG as of June 30, 2015 and does not give effect to debt held by the subsidiaries. 2. As of June 30, 2015. 3. As of June 30, 2015, corporate cash, cash equivalents and investments held at HRG.  Debt1: $1.75BN  Consolidated Assets2: ~$33.0BN  Cash and Investments3: $393.7MM  Business continues to meet its strategic, financial objectives  Pursuit of strategic alternatives ongoing  Unfavorable commodity pricing environment persists  Ops being managed conservatively  Non-core assets sold this quarter  Ongoing focus on leverage & liquidity  Continuing to focus on maximum capital recovery in ABL, reducing G&A expense  Salus reducing leverage at the CLO  Our access to the capital markets remains healthy  G&A focus ongoing  Intermediate-term goal of de-levering at the HRG-level

Spectrum continues to deliver strong growth through product/ geography expansion and smart M&A 7 Consumer Products  Closed Armored AutoGroup acquisition on May 21st —Expands Spectrum into the growing, highly-profitable automotive aftermarket category —Attractive cross-selling and geographic expansion opportunities —Accretive transaction, providing substantial addition to net sales and Adjusted EBITDA  Spectrum continues excellent management of product portfolio — Integrations of recent deals are on-track or ahead of schedule —AAG (Autocare) —Salix, European IAMS and Eukanuba (Pet) —Tell Manufacturing (HHI) —New product launches in Appliances, Personal Care —Exiting unprofitable geographies in Hardware, Home Improvement  Organic growth strategy underway —“More, more, more” strategy (countries, channels and categories)

Spectrum’s share price increased 13.9% in the fiscal quarter, outperforming the S&P 500, NASDAQ and Dow averages over the same time period 8 Consumer Products  Very solid execution of the core business this quarter: — 10.5% reported revenue growth, despite ongoing F/X headwinds — Sales growth in all product categories except batteries — 18.9% Adjusted EBITDA margin, up 100 basis points from 3Q14 — 16.8% increase in Adjusted EBITDA  Momentum in key lines of the business —Record third quarter for Home and Garden product line — Small Appliances grew more than 6% on constant currency basis —Hardware and Home Improvement up year-over-year as well (adjusting for currency impacts and port delays)  Challenges in batteries (aggressive competitor promotions), pet (North American aquatics)  Gross profit margins at a very healthy 36.7%  Expecting 6th consecutive year for record financial performance

Our Insurance Segment is very healthy, being exceptionally well- managed and is positioned for ongoing growth 9 Insurance Segment  Investment portfolio continues to perform very well: —Average yield on assets purchased: 4.76% —Net investment income up 11% from 3Q14 —Net investment spread increased 20 basis points from year ago quarter  Average assets under management at FGL increased 8% to $17.9 billion —Average NAIC rating remains approximately 1.5  $507 million of fixed indexed annuity sales, up 34% over 3Q14 —New products introduced over last few quarters contributed $264 million, or 52% of sales —MYGA program de-emphasized due to current rate environment  GAAP book value, excluding AOCI, increased to $1.38 billion  Loss realized by Front Street Re on loans made to Frederick’s

Our Energy Segment is comprised of long- lived, lower-decline rate and lower geologic risk conventional oil and gas assets 10 Energy Segment  Severe declines in commodity pricing affected this quarter’s performance: —Average sales price of oil down 45%, gas liquids down 57% from 3Q14  Our priorities are twofold: —First, managing the day-to-day efficiently remains our operational priority —Despite the pricing environment, the business remains Adjusted EBITDA positive —Quarterly production levels maintained within cost constraints —Recompletion program favored over new drilling —Second, we remain focused on protecting & building HRG value and managing leverage and liquidity —Non-core assets sold during the quarter for $19.2 million

Our focus in Asset Management is mitigating risk, maximizing opportunity to build book value 11 Asset Management  Stabilizing Salus, focusing management on maximizing loan recovery —Managing existing portfolio; no new loan originations at this time —Reducing G&A to bring infrastructure in-line with lowered business volumes  Complete review of outstanding loan portfolio conducted to assess, measure risk —Immaterial impairment required of $9.6 million due to under-performing collateral  Lending platforms in energy & infrastructure, real estate increasing use of 3rd-party capital to execute their strategy

Our Path Forward 12  FGL continuing to explore options to maximize shareholder value  Support growth initiatives at Spectrum  Using proceeds (if any) from transactions to: — Delever at HRG — Consider new vertical investments  Maximizing recovery of capital at Salus  Continuing to focus on managing liquidity and leverage at Compass Guiding Principles  Efficient capital allocation  Maintaining investment discipline  Increased stream of dividends & cash flows  Improving HRG credit metrics  Building long-term book value NEAR-TERM LONGER-TERM Strategic Priorities

Financial Highlights Tom Williams Private & Confidential

Private & Confidential

3Q Revenue Highlights

HRG GROUP

Consolidated revenues of $1.55 billion at HRG

Currency-neutral revenue growth of 13.9% at HRG, excluding net investment gains, as compared to the Fiscal 2014 Quarter

REVENUES (in millions)

Consumer Products[1]


$1,129
$1,311
+16.2%
3Q14
3Q15
Unfavorable impact from foreign exchange

- Reported revenue increased 10.5%
- Growth in all product categories except batteries, which were affected by promotions
- Organic revenue on currency-consistent basis increased 3.7%

Energy[2]


$38
$24
(35.4%)
3Q14
3Q15

- 45% and 57% declines in oil and natural gas commodity prices, respectively
- Offset somewhat by contributions of full interest in Compass as of October 31st

Insurance


As reported
Excluding net investment (losses) gains3
$420
$253
(39.6%)
$235
$269
14.2%
3Q14
3Q15
3Q14
3Q15

- Strong investment gains in year ago period drove unfavorable comparison
- $519 million in annuity sales this quarter; strong pipeline for future growth

Asset Management


$11
$7
(35.4%)
3Q14
3Q15

- Reduced interest income at Salus due to non-performing loan
- Energy and real estate businesses contributing positively

Note: each segment is presented on its own scale and is not intended to offer a comparison to any other segment; Corporate & Other segment not shown (revenue of $4.7 and $2.2 million in 3Q14 and 3Q15, respectively)

1. Growth rate shown excluding impact of $63.6 million in unfavorable foreign exchange. 2. Reflects 74.4% proportional interest in Compass Production GP, LLC through October 31, 2014 3. Presents Insurance Segment revenue excluding $184.1 and $(15.6) of net investment (losses) gains in 3Q14 and 3Q15, respectively

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Private & Confidential Recent commodity pricing resulted in non- cash impairments to our oil & gas properties The Frederick’s of Hollywood brand and inventories have been approved for sale, with proceeds used to partially repay indebtedness to HRG 15 Significant Items Impacting Results  Non-cash Energy charge — Commodity pricing environment continues to generate industry-wide impairments — The required ceiling test limitation under the full cost method of accounting uses historical prices, which are not necessarily indicative of market value of an asset — Triggered $102.8 million in non- cash impairments to our oil & gas properties  Frederick’s of Hollywood bankruptcy —Results now deconsolidated from Corporate & Other segment —Recorded a $38.5 million gain to reflect the elimination of Frederick’s cumulative historical losses — $16.3 million of loans previously made by HRG subsidiaries to Frederick’s were determined to be unrecoverable  RadioShack update — No additional impairments necessary this quarter —Remain committed to maximizing recovery of our capital by preserving rights and pursuing appropriate legal avenues

Private & Confidential

3Q Profitability Highlights

HRG GROUP

Consolidated operating income of $187 million this quarter, excluding the impact of asset impairments

PROFITABILITY MEASURES[1] (in millions)

Consumer Products (Adjusted EBITDA)


$202
$236
+16.8%
3Q14
3Q15

- Positive increases from Home and Garden, Hardware, Small Appliances and Personal Care lines
- Integration of newly acquired assets progressing on-track or ahead of schedule

Energy (Adjusted EBITDA)[2]


$15
$6
(62.1%)
3Q14
3Q15

- Profitable quarter, despite lower realized commodity prices for oil and natural gas
- Incurrence of certain costs for transition to standalone operations

Insurance (Adjusted Operating Income)


$39
$27
(29.1%)
3Q14
3Q15

- Underlying trends in the business remain strong & healthy
- 2015 results reflect less favorable impact of fixed index annuity derivatives

Asset Management (Operating Income (Loss))[3]


$3
($5)
3Q14
3Q15

- Profitability impacted of reduction in ABL revenues, legal and consulting costs

Note: each segment is presented on its own scale and is not intended to offer a comparison to any other segment; Corporate & Other segment not shown (Operating loss of $(37.9) and $(41.1) million in 3Q14 and 3Q15, respectively)

1. Review appendix for reconciliations to appropriate GAAP measures. 2. Reflects 74.4% proportional interest in Compass Production GP, LLC through October 31, 2014.
3. Excludes impact of $9.6 in impairments.

16

Private & Confidential Our capitalization and our relationships with the capital markets, are strong We are well-positioned to continue investing in our business for ongoing growth 17 Capitalization Update  HRG has received $51.4 million in dividends* from its subsidiaries this fiscal year —We continue to expect approximately $66.7 million** in total dividends in Fiscal 2015 — Spectrum and FGL are our largest providers of dividend income with $38.9 million paid so far this year, and these businesses are performing in-line with expectations  In April and May, we successfully raised $400 million through a series of tack-ons to existing 7.875% Senior Secured notes ($260 million) and existing 7.75% Senior notes ($140 million) —Offers were all well over-subscribed — $282 million of proceeds used to participate in Spectrum’s equity offering  Judgment in HRG’s favor with respect to FGL purchase resulted in $61.6 million cash payment from the purchase price adjustment dispute —Recorded $3.0 million Gain on Contingent Purchase Price Reduction  Corporate cash and investments: $393.7 million — Increase of $141 million from 2nd quarter balance due principally to proceeds from tack-ons and receipt of purchase price adjustment receivable * Excludes $9.0 million of interest payments made by HRG on behalf of HGI Energy with respect to certain intercompany notes issued by HGI Energy to other HRG subsidiaries ** Includes the $51.4 million of dividends already received and excludes $9.0 million of interest payments made and expected to be made by HRG on behalf of HGI Energy in Fiscal 2015

Private & Confidential

3Q 2015 Sum of the Parts Valuation (Dilutive) without AOCI

HRG GROUP

SUM OF THE PARTS VALUATION – ESTIMATED VALUE VS. COMMON STOCK PRICE ($)

As of the close of the third quarter, the estimated net value of our assets and liabilities was **$15.30** per share of diluted common stock.


$13.71
$6.05
-$0.51
$3.54
-$0.06
$1.73
-$9.13
$15.33
Difference of $2.33
or 15.2% Discount
$13.00
Spectrum Brands[1]
Insurance Segment[2]
HGI Energy Holdings LLC[3]
HGI Funding LLC[4]
HGI Asset Mgmt Holdings LLC[5]
Cash[6]
Debt & Other Liabilities[7]
Total Estimated Value[8]
June 30th Common Stock Price[9]

1. The valuation of HRG's interest in Spectrum Brands (NYSE: SPB) is based on the volume weighted average closing price ("VWAP") of SPB shares for the 20 day trading period of $99.45 through June 30, 2015 multiplied by the 27,756,905 SPB shares owned by HRG.
2. The valuation of HRG's interest in the insurance segment reflects the sum of the per-share-value of its interests in (i) Fidelity & Guaranty Life (NYSE: FGL) based on the VWAP of FGL shares for the 20-day trading period of $23.13 through June 30, 2015 multiplied by the 47,000,000 shares owned by HRG (or $5.40 per share); and (ii) of the $6.67 per share book value of the Insurance segment, Front Street Re (Holdings) Ltd. represents a net book value of $130.5 million, or $0.65 per share.
3. The valuation of HGI Energy Holdings LLC reflects its net book of value as of June 30, 2015.
4. The valuation of HGI Funding LLC reflects its net book value as of June 30, 2015 (which includes 6,483,984 SPB shares and the market value of other securities owned by HGI Funding).
5. The valuation of HGI Asset Management Holdings LLC, reflects its net book of value as of June 30, 2015.
6. Total cash consists of cash at HRG as of June 30, 2015.
7. Debt and other liabilities includes the face value of all liabilities at HRG as of June 30, 2015.
8. Per share amount for each of the above mentioned assets and liabilities is calculated by dividing the total valuation of such asset or liability by the 201,360,584 shares of HRG common stock (NYSE: HRG) outstanding as of June 30, 2015, which amount does gives effect to dilution for the vesting of all outstanding restricted shares (4,277,709).
9. The closing price for HRG's shares of common stock June 30, 2015.

Note: Book value as reflected above is not necessarily indicative of market value

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Questions and Answers Private & Confidential

August 6th, 2015 3rd Quarter Conference Call Private & Confidential

Appendix Private & Confidential

Private & Confidential Reconciliation of Adjusted EBITDA of Consumer Products Segment to U.S. GAAP Net Income (Unaudited) 22 RECONCILIATION OF ADJUSTED EBITDA OF CONSUMER PRODUCTS SEGMENT TO U.S. GAAP NET INCOME (UNAUDITED) ($ in Millions) 2015 2014 2015 2014 Reported net income - Consumer Products segment 44.9$ 78.0$ 122.8$ 166.4$ Add back: Interest expense 112.9 47.3 206.5 151.7 Income tax expense (23.8) 20.6 4.8 43.8 Purchase accounting fair value adjustment 4.7 - 7.7 - Restructuring and related charges 10.5 3.7 22.3 16.0 Acquisition and integration related charges 24.2 2.7 44.2 14.5 Other 2.1 - 3.9 - Adjusted EBIT - Consumer Products segment 175.5 152.3 412.2 392.4 Depreciation and amortization, net of accelerated depreciation Depreciation of properties 21.6 19.9 58.7 56.4 Amortization of intangibles 22.3 20.5 64.0 61.2 Stock-based compensation 16.8 9.6 36.3 27.5 Adjusted EBITDA - Consumer Products segment 236.2$ 202.3$ 571.2$ 537.5$ Fiscal Quarter (a) Fiscal Nine Months (b) a. For the three months ended June 30, 2015 and June 30, 2014, respectively. b. For the nine months ended June 30, 2015 and June 30, 2014, respectively.

Private & Confidential Reconciliation of Adjusted EBITDA of Energy Segment to U.S. GAAP Net Loss (Unaudited) 23 RECONCILIATION OF ADJUSTED EBITDA OF ENERGY SEGMENT TO U.S. GAAP NET LOSS (UNAUDITED) ($ in Millions) 2015 2014 2015 2014 Reported net loss - Energy segment (121.9)$ 2.3$ (321.9)$ (82.3)$ Interest expense 5.2 4.1 14.1 12.7 Depreciation, amortization and depletion 9.7 9.1 35.7 30.5 EBITDA - Energy segment (107.0) 15.5 (272.1) (39.1) Accretion of discount on asset retirement obligations 0.8 0.5 2.1 1.5 Impairments and bad debt expense 102.8 - 439.4 81.0 Gain on remeasurement of investment to fair value - - (141.2) - Non-recurring other operating items 0.3 - 2.6 - (Gain) Loss on derivative financing instruments 2.7 2.2 (21.3) 12.4 Cash settlements on derivative financial instruments 6.2 (2.9) 14.1 (6.2) Stock-based compensation expense - - 0.6 0.1 Adjusted EBITDA - Energy segment 5.8$ 15.3$ 24.2$ 49.7$ Fiscal Quarter (a) Fiscal Nine Months (b) a. For the three months ended June 30, 2015 and June 30, 2014, respectively. b. For the nine months ended June 30, 2015 and June 30, 2014, respectively.

Private & Confidential Reconciliation of Adjusted Operating Income of Insurance Segment to U.S. GAAP Net (Loss) Income (Unaudited) 24 RECONCILIATION OF ADJUSTED OPERATING INCOME OF INSURANCE SEGMENT TO U.S. GAAP NET (LOSS) INCOME (UNAUDITED) ($ in Millions) 2015 2014 2015 2014 Reported net (loss) income - Insurance segment 43.9$ 70.2$ (60.1)$ 166.5$ Effect of investment losses (gains), net of offsets (2.1) (40.7) 48.4 (49.3) Effect of change in FIA embedded derivative discount rate, net of offsets (24.1) 9.1 14.6 5.0 Impairments and bad debt expense from subsidiary 9.6 - 72.2 - Effect of class action litigation reserves, net of offsets - (0.1) (0.5) 1.0 Adjusted operating Income - Insurance Segment 27.3$ 38.5$ 74.6$ 123.2$ Fiscal Quarter (a) Fiscal Nine Months (b) a. For the three months ended June 30, 2015 and June 30, 2014, respectively. b. For the six months ended June 30, 2015 and June 30, 2014, respectively.